UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________
FORM 8-K
____________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date Earliest Event Reported): March 9, 2015
____________________
TransUnion Holding Company, Inc.

(Exact name of registrant as specified in its charter)
____________________

Delaware	333-182948	61-1678417
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 West Adams Street, Chicago, Illinois	60661
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 985-2000

____________________
Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞	Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)

⃞	Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))

⃞	Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e− 4(c))

Item 8.01    Other Events

On March 9, 2015, TransUnion Holding Company, Inc. (the "Company"), together with Equifax and Experian, announced a National Consumer Assistance Plan that will enhance their ability to collect complete and accurate consumer information and will provide consumers more transparency and a better experience interacting with credit bureaus about their credit reports. The plan was announced after cooperative discussions and an agreement with New York Attorney General Eric Schneiderman.
An excerpt of the press release issued by the Consumer Data Industry Association announcing a National Consumer Assistance Plan is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.
(d)     Exhibits

Exhibit No.	Description
99.1	Excerpt from the press release issued by the Consumer Data Industry Association dated February 26, 2015, announcing a National Consumer Assistance Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

TRANSUNION HOLDING COMPANY, INC.

Date: March 11, 2015
By: /s/ Mick Forde
Name:    Mick Forde
Title:    Vice President